MODIFICATION AGREEMENT
                   to a Loan Agreement dated November 2, 1998
                             MERCANTILE BANK MIDWEST
--------------------------------------------------------------------------------

1. DATE and PARTIES. The date of this Modification Agreement (Agreement) is March 4, 1999, and the parties are the following:

     BORROWER:

         Top Air Manufacturing, Inc.
         an Iowa corporation
         317 Savannah Park Rd.
         Cedar Falls, Iowa 50613
         Tax I.D. #42-1155462

     BANK:

         MERCANTILE BANK MIDWEST
         an IOWA banking corporation
         425 Cedar Street
         P.O. Box 88
         Waterloo, Iowa 50704
         Tax I.D. #42-0167390

2.   BACKGROUND.  Borrower has applied for

           A. An increase in the revolving draw loan (First Loan) for a new principal amount of $6,000,000.00 (increase from $4,000,000.00). The loan shall be evidenced by a promissory note, No. 254839 (First Note) dated March 4, 1999 and executed by Borrower payable to the order of Bank and all extensions, renewals, modifications, or substitutions thereof.

           B. A new term loan (Third Loan) in the principal amount of $3,500,000. The loan shall be evidenced by a promissory note No. ________________ (Third Note) dated March 4, 1999 and executed by Borrower payable to the order of Bank and all extensions, renewals, modifications, or substitutions thereof.

     To induce Bank to make the Loan and as part of the consideration for Bank making the Loan, Borrower and Bank agree to the following modifications to the loan covenants outlined in the Addendum to Loan Agreement dated November 2, 1998 and executed by Borrower on November 9, 1998:

           A. The Borrower is to maintain a Minimum Working Capital position of $8,500,000 at all times. Working Capital is measured by Current Assets less Current Liabilities as reported on Borrowers Monthly Financial Statements prepared according to generally accepted accounting principals (GAAP).

           B.   The  Borrower  is to  maintain a Tangible  Net Worth of not less
                than   $6,000,000  as  reported  by  Annual  Audited   Financial
                Statements.

           C. The Borrower's Leverage Ratio shall not exceed 2.35x at FYE 1999 and 1.75X each FYE thereafter. Leverage is measured by Total Liabilities divided by Net Worth as reported by Annual Audited Financial Statements.

           D. Certified Monthly Borrowing Base Certificates shall be provided in form and according to Exhibit A attached. The term Fixed Assets shall mean the net book value of property and equipment as reported on Monthly Financial Statements prepared according to GAAP. Loans outstanding shall mean all principal amounts owed Bank and OWOSSO Corporation.

4. CONTINUATION OF ALL OTHER TERMS AND CONDITIONS. This Agreement shall operate as a modification only and shall relate back to the execution and delivery of the original Loan Agreement. By permitting this modification Bank is not agreeing to permit other modifications in the future. This modification does not constitute a satisfaction of the Loans. All other terms and conditions of this Loan contained in the loan documents not specifically referred to and modified herein continue in full force and effect, and Borrower hereby ratifies and confirms the security, priority and enforceability of each document securing the Loan.

5. RECEIPT OF COPY. Borrower acknowledges receiving a copy of this Agreement.


                IMPORTANT: READ BEFORE SIGNING.

                THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


BORROWER:

Top Air Manufacturing, Inc.
an Iowa corporation


By: /s/ Steve Lind
    ---------------------------------------
    Steve Lind, President


BANK:

MERCANTILE BANK MIDWEST
an IOWA banking corporation


By:  /s/ Steven D. Brewer
    ---------------------------------------
    Steven D. Brewer,
    Executive Vice President